Earnings Conference Call Third Quarter 2016 October 19, 2016 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2015, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the third quarter, which are available on our website. 2

3 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 Q1 Q2 Q3* Q4* Q1* Q2 Q3 Earnings per share Adj. EPS* Q3 2016 Performance Earnings Per Share (continuing operations) Q3 Q3/Q3 * Excludes discrete tax benefits of $0.05 in Q3 2015, $0.06 in Q4 2015, $0.05 in Q1 2016, a $0.01 discrete tax expense in Q2 2016, and $0.07 gain on a disposition in Q1 2016 (d) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2015 2016  Revenue growth from acquisitions and strong markets in Product ID, offset by the impact of weak macro environment, further declines in longer cycle oil & gas markets, and dispositions  Lower US and China activity, improved European activity  Segment margin impacted by lower volume, production inefficiencies, acquisition-related costs and deal costs  Bookings decline largely driven by oil & gas exposure and dispositions, partially offset by impact of acquisitions  Book-to-bill of 0.99 Note: EPS and Adj. EPS include restructuring costs of $0.10 in Q1 2015, $0.01 in Q2 2015, $0.05 in Q3 2015, $0.08 in Q4 2015, $0.07 in Q1 2016, $0.04 in Q2 2016 and $0.04 in Q3 2016 Revenue $1.7B -4% $5.0B -5% EPS (cont.) $0.83 -30% $2.22 -23% Adj. EPS (cont.) $0.83 -27% $2.11 -25% Bookings $1.7B -1% $5.1B -2% Seg. Margin 14.1% -290 bps 13.0% -240 bps Adj. Seg. Margin (a) 14.6% -300 bps 13.6% -250 bps Organic Rev. (b) -7% -7% Net Acq. Growth (c) 3% 3% Cash flow from Ops $232M -18% $573M -9% FCF (d) $189M -22% $457M -12% (a) Adjusted for $7.7M of restructuring in Q3 2016, $9.2M in Q2 2016, $14.4M in Q1 2016, $11.5M in Q3 2015, $3.1M in Q2 2015 and $24.1M in Q1 2015 9M 9M/9M (b) Change in revenue from businesses owned over 12 months, excluding FX impact (c) Change in revenue from acquisitions, less revenue from dispositions

4 Revenue Q3 2016 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Dover Organic -24% 1% -9% -2% -7% Acquisitions - 3% 27% - 6% Dispositions - -5% - -6% -4% Currency -1% -1% -1% - - Total -25% -2% 17% -8% -5% 9M 2016 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Dover Organic -29% 2% -7% 1% -7% Acquisitions - 3% 25% - 6% Dispositions - -4% - -6% -3% Currency -1% -1% -1% - -1% Total -30% - 17% -5% -5%

5 Energy  Revenue decrease driven by year-over-year declines in oil & gas market fundamentals – Q3 2016 revenue up 5% sequentially  Market macros were more constructive – NA rig count grew in Q3 – Oil prices in $45 - $50 range  Adjusted margin of 6.8% reflects volume and price declines  Bookings decline of 23% reflects weak market conditions – Bookings up 10% sequentially  Book-to-bill at 0.99 5 $ in millions * Q3 2016 earnings adjusted for $5M restructuring, Q3 2015 adjusted for $6M in restructuring costs Q3 2016 Q3 2015 % Change % Organic Revenue $273 $364 -25% -24% Earnings $ 13 $ 49 -73% Margin 4.9% 13.4% -850 bps Adj. Earnings* $ 18 $ 55 -67% Adj. Margin* 6.8% 15.1% -830 bps Bookings $271 $352 -23% -22% Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Drilling & Production 65% -28% -27% Bearings & Compression 26% -13% -12% Automation 9% -32% -32%

6 Engineered Systems  Organic revenue growth of 1% – 5% organic growth in P & I driven by strong marking & coding and digital textile markets – Industrial’s organic decline of 2% primarily driven by activity deferrals and tough comps in Environmental Solutions  Margin of 17.0% primarily reflects unfavorable product mix in Industrial platform  Bookings growth reflects strong Environmental Solutions order activity and acquisition growth, partially offset by dispositions and FX  Book-to-bill of 1.02 6 Q3 2016 Q3 2015 % Change % Organic Revenue(a) $571 $579 -2% 1% Earnings $ 97 $103 -5% Margin 17.0% 17.8% -80 bps Adj. Earnings* $ 99 $107 -7% Adj. Margin* 17.3% 18.5% -120 bps Bookings(b) $580 $565 3% 5% Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Printing & Identification 44% 11% 5% Industrial 56% -10% -2% $ in millions (a) Revenue declined 2% overall, reflecting organic growth of 1% and acquisition growth of 3%, offset by a 4% impact from dispositions and a 2% unfavorable impact from FX (b) Bookings growth of 3% reflects organic growth of 5% and acquisition growth of 3%, partially offset by a 4% impact from dispositions and a 1% unfavorable impact from FX * Q3 2016 earnings adjusted for $1M restructuring, Q3 2015 adjusted for $4M in restructuring costs

7 Fluids  Revenue growth driven by acquisitions and strong hygienic & pharma markets – Organic revenue decline driven by  Project timing  Weak longer cycle upstream & midstream markets  Lower capital spending from integrated energy customers  Margin impacted by lower organic volume, acquisitions, and deal costs  Bookings growth driven by acquisitions  Book-to-bill at 1.00 7 $ in millions Q3 2016 Q3 2015 % Change % Organic Revenue $413 $352 17% -9% Earnings $ 66 $ 75 -12% Margin 16.0% 21.3% -530 bps Bookings $414 $357 16% -9% Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Pumps 38% 4% -16% Fluid Transfer 62% 27% -4%

8 Refrigeration & Food Equipment  Organic revenue decline of 2% primarily driven by project timing in can-shaping equipment business  Margin performance reflects production inefficiencies at Hillphoenix and product mix  Organic bookings growth of 6% driven by strong order activity in can-shaping business that will ship in 2017  Book-to-bill at 0.95 8 $ in millions Q3 2016 Q3 2015 % Change % Organic Revenue(a) $451 $492 -8% -2% Earnings $ 64 $ 77 -16% Margin 14.2% 15.6% -140 bps Bookings(b) $429 $431 ≈ Flat 6% Revenue by End-Market % of Q3 Revenue Q3/Q3 Growth Organic Growth Refrigeration 79% -9% Flat Food Equipment 21% -8% -8% (a) Revenue decline of 8% reflects organic decline of 2% and a 6% impact from dispositions (b) Flat bookings reflects organic growth of 6%, offset by a 6% impact from dispositions

9 Q3 2016 Overview 9 Q3 2016 Net Interest Expense $33 million, in-line with forecast Corporate Expense $27 million, in-line with forecast Effective Tax Rate (ETR) Q3 rate was 28% Capex $43 million, generally in-line with forecast Share Repurchases No activity

10 FY 2016 Guidance  Revenue – Organic revenue: (8% - 7%) – Acquisitions: ≈ 7% – Dispositions: (≈ 3%) – FX impact: (≈ 1%) – Total revenue: (5% - 4%)  Corporate expense: ≈ $110 million  Interest expense: ≈ $128 million  Full-year tax rate: ≈ 27.5% - 28%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 11% of revenue 2016 organic growth rate Energy (29% - 26%) Engineered Systems 0% - 1% Fluids (7% - 6%) Refrigeration & Food Equipment (-1%) - 0% Total organic (8% - 7%) Acquisitions ≈ 7% Dispositions (≈ 3%) FX Impact (≈ 1%) Total revenue (5% - 4%)

11 2016F EPS Guidance – Bridge  2015 EPS – Continuing Ops (GAAP) $ 3.74 – Less 2015 tax items(1): (0.11)  2015 Adjusted EPS $ 3.63 – Net restructuring(2): ≈ 0.05 – Performance including restructuring benefits(3): (0.73 - 0.71) – Compensation & investment: (0.11 - 0.09) – Net acquisitions(4): ≈ 0.07 – Shares(5): ≈ 0.08 – Interest / Corp. / Tax rate / Other (net): (0.03 - 0.02) – 2016 tax items(6): ≈ 0.04  2016F EPS – Continuing Ops $3.00 - $3.05 (1) Includes discrete tax benefits of $0.05 in Q3 2015 and $0.06 in Q4 2015 (4) Reflects operating earnings of acquisitions completed less dispositions completed, as well as the associated gain on disposition (5) Based on carryover benefit from 2015 share repurchase activity (2) Includes restructuring costs of $0.25 in FY 2015 and approximately $0.20 in FY 2016 (3) Includes restructuring benefits of $0.44 - $0.48, $0.02 of Q2 2016 deal costs, $0.04 of Q2 2016 one-time costs, $0.03 of Q3 2016 deal costs, and $0.01 of anticipated Q4 2016 deal costs (6) Includes discrete tax benefits of $0.05 in Q1 2016 and a discrete tax cost of $0.01 in Q2 2016